UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2014

LAZARE KAPLAN INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7848	13-2728690
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code            (212) 972-9700

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 15, 2014, Lazare Kaplan International Inc. (the “Company”) received a letter dated May 12, 2014 (the “Letter”) from the United States Securities and Exchange Commission (the “SEC”), stating, among other things, that:

•	the Company appears not to be in compliance with its reporting requirements under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	the Company may be subject, without further notice, to an administrative proceeding pursuant to Section 12(j) of the Exchange Act to revoke its registration under the Exchange Act if all required reports are not filed within fifteen days of the date of the Letter; and

•	the Company’s stock may be subject to a trading suspension by the SEC pursuant to Section 12(k) of the Exchange Act.

The Company, as stated in prior filings with the SEC, has been unable to resolve a material uncertainty concerning (a) the collectability and recovery of certain assets, and (b) the Company’s potential obligations under certain lines of credit and a guaranty (all of which, the “Material Uncertainties”) and, accordingly, the Company is currently unable to finalize its financial statements or file the corresponding (i) Form 10-K for each of its fiscal years ended May 31, 2009, 2010, 2011, 2012 or 2013, and (ii) Form 10-Q for its quarterly fiscal periods ended after May 31, 2009.

While the Company intends to as promptly as practicable finalize and file its Forms 10-K and Forms 10-Q for the periods referenced above with the SEC, upon the earlier to occur of (a) the successful resolution of the remaining aspects of the Material Uncertainties or (b) the Company concluding (together with its Independent Public Accountants) that the remaining Material Uncertainties have been resolved to such an extent that it can finalize its financial statements, it does not presently expect to be current in such filings before the end of the 15-day deadline specified in the Letter.

The Company is currently considering its options and, in the event of any such revocation of registration under the Exchange Act, intends to re-register its common stock under Section 12 of the Exchange Act. However, if de-registered, there is no assurance that the Company will resume being a publicly traded company under the Exchange Act. Accordingly, should the deregistration become final, and until such time as the Company effects such re-registration, the disclosure requirements under the Exchange Act, including the filing of periodic reports and proxy statements, will not be applicable to the Company.

Upon entry of an order by the SEC to de-register the Company’s common stock and suspend trading, broker-dealers will be prohibited from executing trades in the Company’s common stock, and as a result, public trading of the Company’s common stock will cease.

Forward-Looking Statements

The information provided in this Form 8-K includes forward-looking statements, including, without limitation, the estimated timing for the completion of the Company’s financial statements and the Company’s plans for re-registering under the Exchange Act in the event of deregistration. Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. These statements are based on beliefs and assumptions by the Company’s management, and on information currently available to management. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual result to differ materially from those contained in any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARE KAPLAN INTERNATIONAL INC.

Date: May 20, 2014	By:	/s/ William H. Moryto
William H. Moryto,
Vice President and Chief Financial Officer